Supplemental Cash Flow Information Schedule of Reconciliation of Cash, Cash Equivalents and Restricted Cash - USD ($) $ in Thousands	Sep. 30, 2020	Dec. 31, 2019	Sep. 30, 2019	Dec. 31, 2018
Supplemental Cash Flow Elements [Abstract]
Cash and cash equivalents	$ 201,036	$ 160,221	$ 142,860	$ 149,014
Restricted cash – current	11,224	53,689	58,109	38,329
Restricted cash – long-term	42,577	39,381	33,562	35,521
Total	$ 254,837	$ 253,291	$ 234,531	$ 222,864